                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 16, 2002

I.  RECONCILIATION OF COLLECTION ACCOUNT:

End of Period Collection Account Balance as of Prior Payment Date:                                                      432,364.77
Available Funds:
    Contract Payments due and received in this period                                                                 3,695,377.57
    Contract Payments due in prior period(s) and received in this period                                                149,846.62
    Contract Payments received in this period for next period                                                           105,342.58
    Sales, Use and Property Tax, Maintenance, Late Charges                                                              144,350.57
    Prepayment Amounts related to early termination in this period                                                      172,142.14
    Servicer Advance                                                                                                    544,784.74
    Proceeds received from recoveries on previously Defaulted Contracts                                                       0.00
    Transfer from Reserve Account                                                                                         3,307.63
    Interest earned on Collection Account                                                                                 4,933.83
    Interest earned on Affiliated Account                                                                                   400.78
    Proceeds from repurchase of Contracts per Contribution and Servicing Agreement Section 5.03                               0.00
    Amounts paid per Contribution and Servicing Agreement Section 7.01 (Substituted contract < Predecessor contract)     73,096.14
    Amounts paid under insurance policies                                                                                     0.00
    Any other amounts                                                                                                         0.00
                                                                                                                      ------------
Total Available Funds                                                                                                 5,325,947.37
Less: Amounts to be Retained in Collection Account                                                                      365,035.29
                                                                                                                      ------------
AMOUNT TO BE DISTRIBUTED                                                                                              4,960,912.08
                                                                                                                      ============
DISTRIBUTION OF FUNDS:

1. To Trustee - Fees                                                                                                          0.00
2. To Servicer, any unreimbursed Nonrecoverable Advances or Servicer Advances                                           149,846.62
3. To Noteholders (For Servicer Report immediately following the Final Additional Closing Date)

     a) Class A1 Principal and Interest                                                                                       0.00
     a) Class A2 Principal (distributed after A1 Note matures) and Interest                                                   0.00
     a) Class A3 Principal (distributed after A2 Note matures) and Interest                                           3,428,812.33
     a) Class A4 Principal (distributed after A3 Note matures) and Interest                                             619,968.75
     b) Class B Principal and Interest                                                                                   69,013.38
     c) Class C Principal and Interest                                                                                  138,336.45
     d) Class D Principal and Interest                                                                                   93,194.64
     e) Class E Principal and Interest                                                                                  122,410.71

4. To Reserve Account for Requirement per Indenture Agreement Section 3.08                                                    0.00
5. To Issuer - Residual Principal and Interest and Reserve Account Distribution
     a) Residual Interest (Provided no Restricting or Amortization Event in effect)                                      26,338.53
     b) Residual Principal (Provided no Restricting or Amortization Event in effect)                                    114,502.63
     c) Reserve Account Distribution (Provided no Restricting or Amortization Event in effect)                            3,307.63
6. To Servicer, Tax, Maintenance, Late Charges and Bank Interest Earned and Any Other Amounts                           149,685.18
7. To Servicer, Servicing Fee and other Servicing Compensations                                                          45,495.23
                                                                                                                      ------------
TOTAL FUNDS DISTRIBUTED                                                                                               4,960,912.08
                                                                                                                      ============
                                                                                                                      ------------
End of Period Collection Account Balance {Includes Payments in Advance & Restricting Event Funds (if any)}              365,035.29
                                                                                                                      ============

II. RESERVE ACCOUNT

Beginning   Balance                                                                                                  $2,925,289.09
     -  Add Investment Earnings                                                                                           3,307.63
     -  Add Transfer from Certificate Account (To Satisfy Reserve Account Requirement)                                        0.00
     -  Less Distribution to Certificate Account                                                                          3,307.63
                                                                                                                     -------------
End of period balance                                                                                                $2,925,289.09
                                                                                                                     =============
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount, or
(ii)   Sum of Class A, Class B, Class C, Class D, and Class E Note Balances                                          $2,925,289.09
                                                                                                                     =============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                               SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 16, 2002

III.  CLASS A NOTE PRINCIPAL BALANCE

Beginning   Principal Balance of the Class A Notes
                Pool A                                                           81,190,513.16
                Pool B                                                           25,571,188.12
                                                                                 -------------
                                                                                                                 106,761,701.28

Class A Overdue Interest, if any                                                          0.00
Class A Monthly Interest - Pool A                                                   524,761.88
Class A Monthly Interest - Pool B                                                   165,275.28

Class A Overdue Principal, if any                                                         0.00
Class A Monthly Principal - Pool A                                                2,338,300.84
Class A Monthly Principal - Pool B                                                1,020,443.08
                                                                                 -------------
                                                                                                                   3,358,743.92
Ending Principal Balance of the Class A Notes
                Pool A                                                           78,852,212.32
                Pool B                                                           24,550,745.04
                                                                                 -------------                   --------------
                                                                                                                 103,402,957.36
                                                                                                                 ==============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000          Principal Paid Per $1,000          Ending Principal
Original Face $257,425,000       Original Face $257,425,000           Balance Factor
  $            2.680537            $            13.047466                40.168188%
-------------------------------------------------------------------------------------

IV. CLASS A NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class A Notes
                Class A1                                                                  0.00
                Class A2                                                                  0.00
                Class A3                                                         11,136,701.28
                Class A4                                                         95,625,000.00
                                                                                 -------------

Class A Monthly Interest                                                                                         106,761,701.28

                Class A1 (Actual Number Days/360)                                         0.00
                Class A2                                                                  0.00
                Class A3                                                             70,068.41
                Class A4                                                            619,968.75
                                                                                 -------------

Class A Monthly Principal
                Class A1                                                                  0.00
                Class A2                                                                  0.00
                Class A3                                                          3,358,743.92
                Class A4                                                                  0.00
                                                                                 -------------
                                                                                                                   3,358,743.92
Ending Principal Balance of the Class A Notes
                Class A1                                                                  0.00
                Class A2                                                                  0.00
                Class A3                                                          7,777,957.36
                Class A4                                                         95,625,000.00
                                                                                 -------------                   --------------
                                                                                                                 103,402,957.36
                                                                                                                 ==============

CLASS A3

----------------------------------------------------------------------------------
InterestPaid Per $1,000          PrincipalPaid Per $1,000         Ending Principal
Original Face $83,000,000       Original Face $83,000,000          Balance Factor
  $            0.844198           $          40.466794                9.371033%
----------------------------------------------------------------------------------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                               SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 16, 2002

V.  CLASS B NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class B Notes
                Pool A                                                            1,383,289.05
                Pool B                                                              435,586.51
                                                                                  ------------
                                                                                                                   1,818,875.56

Class B Overdue Interest, if any                                                          0.00
Class B Monthly Interest - Pool A                                                     8,945.27
Class B Monthly Interest - Pool B                                                     2,816.79
Class B Overdue Principal, if any                                                         0.00
Class B Monthly Principal - Pool A                                                   39,857.40
Class B Monthly Principal - Pool B                                                   17,393.92
                                                                                  ------------
                                                                                                                      57,251.32
Ending Principal Balance of the Class B Notes
                Pool A                                                            1,343,431.65
                Pool B                                                              418,192.59
                                                                                  ------------                     ------------
                                                                                                                   1,761,624.24
                                                                                                                   ============

--------------------------------------------------------------------------------
Interest Paid Per $1,000       Principal Paid Per $1,000        Ending Principal
Original Face $4,387,000       Original Face $4,387,000          Balance Factor
  $          2.681117            $         13.050221               40.155556%
--------------------------------------------------------------------------------

VI. CLASS C NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class C Notes
                Pool A                                                            2,767,269.33
                Pool B                                                              871,481.87
                                                                                  ------------
                                                                                                                   3,638,751.20

Class C Overdue Interest, if any                                                          0.00
Class C Monthly Interest - Pool A                                                    18,125.61
Class C Monthly Interest - Pool B                                                     5,708.21
Class C Overdue Principal, if any                                                         0.00
Class C Monthly Principal - Pool A                                                   79,714.80
Class C Monthly Principal - Pool B                                                   34,787.83
                                                                                  ------------                     ------------
                                                                                                                     114,502.63
                                                                                                                   ============
Ending Principal Balance of the Class C Notes
                Pool A                                                            2,687,554.53
                Pool B                                                              836,694.04
                                                                                  ------------                     ------------
                                                                                                                   3,524,248.57
                                                                                                                   ============

-------------------------------------------------------------------------------------
Interest Paid Per $1,000         Principal Paid Per $1,000           Ending Principal
Original Face $8,775,000         Original Face $8,775,000             Balance Factor
  $           2.716105             $          13.048733                 40.162377%
-------------------------------------------------------------------------------------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                               SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 16, 2002

VII. CLASS D NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class D Notes
                Pool A                                                            1,844,846.20
                Pool B                                                              580,987.93
                                                                                  ------------
                                                                                                                   2,425,834.13

Class D Overdue Interest, if any                                                          0.00
Class D Monthly Interest - Pool A                                                    12,821.68
Class D Monthly Interest - Pool B                                                     4,037.87
Class D Overdue Principal, if any                                                         0.00
Class D Monthly Principal - Pool A                                                   53,143.20
Class D Monthly Principal - Pool B                                                   23,191.89
                                                                                  ------------
                                                                                                                      76,335.09
Ending Principal Balance of the Class D Notes
                Pool A                                                            1,791,703.00
                Pool B                                                              557,796.04
                                                                                  ------------                     ------------
                                                                                                                   2,349,499.04
                                                                                                                   ============

--------------------------------------------------------------------------------------------
Interest Paid Per $1,000             Principal Paid Per $1,000               Ending Principal
Original Face $5,850,000             Original Face  $5,850,000                Balance Factor
  $          2.881974                  $           13.048733                    40.162377%
-------------------------------------------------------------------------------------------

VIII.   CLASS E NOTE PRINCIPAL BALANCE

Beginning Principal Balance of the Class E Notes
                Pool A                                                            2,306,403.39
                Pool B                                                              726,389.31
                                                                                  ------------
                                                                                                                   3,032,792.70

Class E Overdue Interest, if any                                                          0.00
Class E Monthly Interest - Pool A                                                    20,526.99
Class E Monthly Interest - Pool B                                                     6,464.86
Class E Overdue Principal, if any                                                         0.00
Class E Monthly Principal - Pool A                                                   66,429.00
Class E Monthly Principal - Pool B                                                   28,989.86
                                                                                  ------------
                                                                                                                      95,418.86
Ending Principal Balance of the Class E Notes
                Pool A                                                            2,239,974.39
                Pool B                                                              697,399.45
                                                                                  ------------                     ------------
                                                                                                                   2,937,373.84
                                                                                                                   ============

-----------------------------------------------------------------------------------------------
Interest Paid Per $1,000            Principal Paid Per $1,000                   Ending Principal
Original Face $7,313,000            Original Face  $7,313,000                    Balance Factor
  $           3.690941                $           13.047841                        40.166468%
-----------------------------------------------------------------------------------------------

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 16, 2002

IX.  ISSUERS RESIDUAL PRINCIPAL BALANCE

Beginning Residual Principal Balance
                      Pool A                                                      2,769,971.52
                      Pool B                                                        872,689.11
                                                                                  ------------
                                                                                                                 3,642,660.63
Residual Interest - Pool A                                                           20,108.35
Residual Interest - Pool B                                                            6,230.18
Residual Principal - Pool A                                                          79,714.80
Residual Principal - Pool B                                                          34,787.83
                                                                                  ------------
                                                                                                                   114,502.63
Ending Residual Principal Balance
                      Pool A                                                      2,690,256.72
                      Pool B                                                        837,901.28
                                                                                  ------------                   ------------
                                                                                                                 3,528,158.00
                                                                                                                 ============

X.   PAYMENT TO SERVICER

- Collection period Servicer Fee                                                                                    45,495.23
- Servicer Advances reimbursement                                                                                  149,846.62
- Tax, Maintenance, Late Charges, Bank Interest and
   other amounts                                                                                                   149,685.18
                                                                                                                 ------------
Total amounts due to Servicer                                                                                      345,027.03
                                                                                                                 ============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 16, 2002

XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A

Aggregate Discounted Contract Balance, as defined in
  Indenture Agreement, at the beginning of the related
  Collection Period                                                                                         92,262,292.61

Aggregate Discounted Contract Balance of Additional
  Contracts acquired during Collection Period                                                                        0.00

Decline in Aggregate Discounted Contract Balance                                                             2,657,160.05

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                           --------------
  ending of the related Collection Period                                                                   89,605,132.56
                                                                                                           ==============
Components of Decline in Aggregate Discounted Contract Balance:
- Principal portion of Contract Payments and Servicer Advances                        2,490,039.25

- Principal portion of Prepayment Amounts                                               167,120.80

- Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

- Aggregate Discounted Contract Balance of Contracts that have become Defaulted
    Contracts during the Collection Period                                                    0.00

- Aggregate Discounted Contract Balance of Substitute Contracts added during
    Collection Period                                                                         0.00

- Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
    during Collection Period                                                                  0.00
                                                                                      ------------
          Total Decline in Aggregate Discounted Contract Balance                      2,657,160.05
                                                                                      ============

POOL B

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
  beginning of the related Collection Period                                                                29,058,322.85

Aggregate Discounted Contract Balance of Additional Contracts acquired during
  Collection Period                                                                                                  0.00

Decline in Aggregate Discounted Contract Balance                                                             1,159,594.41

Aggregate Discounted Contract Balance, as defined in Indenture Agreement, at the
                                                                                                           --------------
  ending of the related Collection Period                                                                   27,898,728.44
                                                                                                           ==============
Components of Decline in Aggregate Discounted Contract Balance:
- Principal portion of Contract Payments and Servicer Advances                        1,155,463.85

- Principal portion of Prepayment Amounts                                                 4,130.56

- Principal portion of Contracts repurchased under Indenture Agreement Section 4.02           0.00

- Aggregate Discounted Contract Balance of Contracts that have become Defaulted
    Contracts during the Collection Period                                                    0.00

- Aggregate Discounted Contract Balance of Substitute Contracts added during
    Collection Period                                                                         0.00

- Aggregate Discounted Contract Balance of Predecessor Contracts withdrawn
    during Collection Period                                                                  0.00
                                                                                      ------------
          Total Decline in Aggregate Discounted Contract Balance                      1,159,594.41
                                                                                      ============
                                                                                                           --------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                          117,503,861.00
                                                                                                           ==============

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 16, 2002

XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

  POOL A

                                                                                    Predecessor
                                                Discounted          Predecessor     Discounted
Lease #     Lessee Name                         Present Value         Lease #      Present Value
-------------------------------------------     -------------       -----------   ---------------
3155-007    RADNET MANAGEMENT, INC.             $  188,552.08       1231-033      $  1,243,525.87
3155-008    RADNET MANAGEMENT, INC.             $  535,706.60       1572-033      $    878,621.70
3205-002    FOUNTAIN AND PHOENIX DIAGNOSTIC     $3,111,829.21       2421-001      $  1,711,098.71
3307-002    OPEN MRI OHIO 2 VENTURES, LLC       $  767,314.06       1046-501      $    639,976.34
3330-004    OPEN MRI TEXAS VENTURES, LLC        $  756,617.60       1100-503      $    659,108.62
                                                                    1912-002      $    107,797.25
                                                -------------                     ---------------
            Totals:                             $5,360,019.55                     $  5,240,128.49

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                          $  5,240,128.49
b) ADCB OF POOL A AT CLOSING DATE                                                 $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                             2.59%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables           $0.00
b)  Total discounted Contract Balance of Substitute Receivables            $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                      $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES             NO  X

  POOL B

                                                                            Predecessor
                                          Discounted          Predecessor    Discounted
Lease #     Lessee Name                   Present Value        Lease #      Present Value
---------------------------------------   -------------       -----------   -------------
3305-001    OPEN MRI IOWA VENTURES, LLC   $1,004,680.88       1047-501      $    77,392.98
                                                              1100-504      $    93,947.73
                                                              1344-026      $    17,225.68
                                                              1344-029      $    63,104.76
                                                              1344-030      $     2,292.14
                                                              1347-010      $     5,382.42
                                                              1347-011      $   202,500.53
                                                              1347-012      $   194,679.35
                                                              1791-008      $    10,844.23
                                                              1791-010      $    60,297.19
                                                              1791-011      $     9,057.14
                                                              1791-012      $     9,708.25
                                                              2097-004      $    44,783.62
                                                              2454-001      $    80,861.15
                                                              2454-003      $    86,291.63
                                                              1101-524      $    27,639.26
                                          -------------                     --------------
        Totals:                           $1,004,680.88                     $   986,008.06

a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                    $   986,008.06
b) ADCB OF POOL B AT CLOSING DATE                                           $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
      RATING AGENCY APPROVES)                                                         1.09%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS), THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables              $0.00
b)  Total discounted Contract Balance of Substitute Receivables               $0.00
c)  If (a) > (b), amount to be deposited in Collection Account
      per Contribution & Servicing Agreement Section 7.02                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES            NO  X

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 16, 2002

XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

POOL A - NON-PERFORMING

                                                                                               Predecessor
                                                           Discounted          Predecessor      Discounted
Lease #     Lessee Name                                    Present Value        Lease #        Present Value
-----------------------------------------------            --------------      -----------     --------------
2841-002    MEDICAL IMAGING CO., INC.                      $   980,724.35      2207-005        $ 1,326,497.89
2908-001    ALASE, L.L.C.                                  $   131,731.36
2002476-2   ASHLAND AREA COMMUNITY HOSPITAL INC.           $   169,739.33
            CASH                                           $    44,302.85
1999-004    NAVIX DIAGNOSTIX, INC.                         $ 2,985,811.62      1881-005        $ 2,387,877.73
3155-007    RADNET MANAGEMENT, INC.                        $   335,553.30      4284-402        $   335,553.30
1504-013    SIGNATURE MEDICAL                              $ 1,221,375.67      2557-001        $ 1,323,430.38
            CASH                                           $   102,054.71
3698-001    ADVANCED MEDICAL IMAGING CENTER                $ 2,192,917.65      1969-006        $ 1,246,104.58
3702-007    USDL PITTSBURGH INC & USDL PITTSBURGH HOLDING  $ 2,491,584.11      973-024         $    23,059.86
                                                                               1081-502        $ 1,402,638.25
                                                                               1629-016        $   227,769.98
                                                                               1191-501        $    50,901.66
                                                                               2407-001        $  1156,266.41
                                                                               2407-002        $   650,353.97
                                                           --------------                      --------------
            Totals:                                        $10,655,794.95                      $10,130,454.01

a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                  10,130,454.01
b) ADCB OF POOL A AT CLOSING DATE                                              $202,195,615.75
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                          5.01%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables               $4,757,094.71
b)  Total discounted Contract Balance of Substitute Receivables                $4,684,501.76
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                          $   72,592.95

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES  X       NO

POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS

                                                                                               Predecessor
                                                           Discounted          Predecessor     Discounted
Lease #     Lessee Name                                    Present Value         Lease #       Present Value
-----------------------------------------------            -------------       -----------     --------------
1679-002    OPENSIDED MRI OF ST. LOUIS, L.L.C.              $506,250.32         2207-004       $   611,746.22
1218-020    MEDICAL SERVICES OF AMERICA                     $200,642.43
                                                            -----------                        --------------
            Totals:                                         $706,892.75                        $   611,746.22

a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                   $   611,746.22
b) ADCB OF POOL B AT CLOSING DATE                                                              $90,333,293.68
c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                         0.68%

* ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS), THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                    $0.00
b)  Total discounted Contract Balance of Substitute Receivables                     $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
      Contribution & Servicing Agreement Section 7.02                               $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE
  RELATED COLLECTION PERIOD                               YES             NO  X

                       DVI RECEIVABLES XI, L.L.C. 2000-1
                                SERVICER REPORT
                     FOR THE PAYMENT DATE DECEMBER 16, 2002

XV.    POOL PERFORMANCE MEASUREMENTS

1.                   Aggregate Discounted Contract Balance

Contracts Delinquent > 90 days                       Total Outstanding Contracts
This Month                       2,218,403.35        This Month                   117,503,861.00
1 Month Prior                    6,096,570.39        1 Month Prior                121,320,615.46
2 Months Prior                   7,848,494.73        2 Months Prior               128,734,789.87

Total                           16,163,468.47        Total                        367,559,266.33

a) 3 Month Average               5,387,822.82        b) 3 Month Average           122,519,755.44

c) a/b                                   4.40%

2.  Does a Delinquency Condition Exist (1c > 6% )?            Yes        No   X

3.  Restricting Event Check

    A. A Delinquency Condition exists for
       current period?                                        Yes        No   X

    B. An Indenture Event of Default has
       occurred and is then continuing?                       Yes        No   X

4.  Has a Servicer Event of Default occurred?                 Yes        No   X

5.  Amortization Event Check

    A. Is 1c  > 8% ?                                          Yes        No   X

    B. Bankruptcy, insolvency, reorganization;
       default/violation of any covenant or
       obligation not remedied within 90 days?                Yes        No   X

    C. As of any Determination date, the sum
       of all defaulted contracts since the
       Closing date exceeds 6% of the ADCB
       on the Closing Date?                                   Yes        No   X

6.  Aggregate Discounted Contract Balance at
      Closing Date                                       Balance $270,243,724.70

    DELINQUENT LEASE SUMMARY

Days Past Due   Current Pool Balance        # Leases
-------------   --------------------        --------
31 - 60            5,126,163.71                42
61 - 90               88,919.54                 8
91 - 180           2,218,403.35                16

     Approved By:
     Matthew E. Goldenberg
     Vice President
     Structured Finance and Securitization